Exhibit 10.5

EXECUTION VERSION

PLEDGE AGREEMENT

PLEDGE AGREEMENT, dated as of February 14, 2013 (as amended, restated, modified and/or supplemented from time to time, this “Agreement”), made by each of the undersigned pledgors (each, a “Pledgor” and together with any other entity that becomes a party hereto pursuant to Section 25 hereof, collectively, the “Pledgors”), in favor of MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent (in such capacity, together with any successors and assigns in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties.

W I T N E S S E T H:

WHEREAS, FairPoint Communications, Inc., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into a Credit Agreement, dated as of the date hereof (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of the Borrower and/or one or more of their Subsidiaries, all as contemplated therein.

WHEREAS, the Borrower and the other Loan Parties may from time to time be a party to one or more Secured Hedge Agreements.

WHEREAS, the Borrower and the other Loan Parties may from time to time be a party to one or more Secured Cash Management Agreements.

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the making of Loans and the issuance of, and participation in, Letters of Credit thereunder that each Pledgor shall have executed and delivered to the Administrative Agent this Agreement.

WHEREAS, each Pledgor desires to execute this Agreement to satisfy the condition described in the preceding paragraph.

NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby agrees as follows:

1.                                      SECURITY FOR OBLIGATIONS.  This Agreement is made by each Pledgor for the benefit of the Secured Parties to secure the Obligations.

2.                                      DEFINITIONS.  All capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Credit Agreement.  The following capitalized terms used herein shall have the definitions specified below:

“Certificated Security” shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

“Clearing Corporation” shall have the meaning given such term in Section 8-102(a)(5) of the UCC.

“Collateral” shall have the meaning provided in Section 3.1.

“Excluded Entity” shall mean (x) each of the corporations, partnerships and, limited liability companies listed on Schedule 2 hereto where a consent of the applicable PUC to such pledge is required or the capital stock or other Equity Interests of such corporations, partnerships or limited liability companies are not permitted by applicable law, rule or regulation to be pledged by the direct or indirect Subsidiary of the Borrower that owns such capital stock or other equity interests and (y) any corporations, partnerships or limited liability companies formed or acquired by a Pledgor after the Closing Date and listed on a supplement to Schedule 2 provided to the Administrative Agent, where a consent of the applicable PUC to such pledge is required or the capital stock or other Equity Interests of such corporations, partnerships or limited liability companies are not permitted by applicable law, rule or regulation to be pledged by the direct or indirect Subsidiary of the Borrower that owns such capital stock or other Equity Interests; provided, that in the event a consent of the applicable PUC to such pledge is obtained or the prohibition under applicable law, rule or regulation with respect to a pledge of the capital stock or other Equity Interests of a corporation, partnership or limited liability company listed on Schedule 2 (as supplemented from time to time) ceases to exist, the capital stock or other Equity Interests of such corporation, partnership or limited liability company, as applicable, shall automatically become Collateral hereunder and the applicable Pledgor shall take all actions with respect thereto as required hereunder.

“Excluded Interests” shall have the meaning provided in Section 3.1.

“Foreign Corporation” shall mean a corporation that is (i) a CFC, (ii) a Subsidiary corporation that is held directly or indirectly by a CFC or (iii) a Subsidiary for which substantially all of its assets consist of Equity Interests in CFCs.

“Foreign Issuer” shall mean each of a Foreign Corporation, Foreign LLC and Foreign Partnership.

“Foreign LLC” shall mean a limited liability company that is (i) a CFC, (ii) a Subsidiary limited liability company that is held directly or indirectly by a CFC or (iii) a Subsidiary for which substantially all of its assets consist of Equity Interests in CFCs.

“Foreign Partnership” shall mean a partnership that is (i) a CFC, (ii) a Subsidiary partnership that is held directly or indirectly by a CFC or (iii) a Subsidiary for which substantially all of its assets consist of Equity Interests in CFCs.

“Membership Interest” shall mean the limited liability company interests and/or membership interests at any time owned by any Pledgor in any limited liability company.

“Partnership Interest” shall mean the partnership interests (whether general and/or limited partnership interests) at any time owned by any Pledgor in any partnership.

“Pledged LLC” shall mean any limited liability company (other than an Excluded Entity) in which any Pledgor owns a limited liability company interest and/or membership interest.

“Pledged Membership Interests” shall mean all Membership Interests at any time pledged hereunder.

“Pledged Partnership” shall mean any partnership (other than an Excluded Entity) in which any Pledgor owns a partnership interest.

“Pledged Partnership Interests” shall mean all Partnership Interests at any time pledged hereunder.

“Pledged Securities” shall mean all Pledged Stock, Pledged Partnership Interests and Pledged Membership Interests.

“Pledged Stock” shall mean all Stock at any time pledged hereunder.

“Proceeds” shall have the meaning given such term in Section 9-102(a)(64) of the UCC.

“Registered Organization” shall have the meaning given such term in Section 9-102(a)(70) of the UCC.

“Secured Debt Agreements” shall have the meaning provided in Section 5.

“Securities” shall mean all of the Stock, Partnership Interests and Membership Interests.

“Securities Intermediary” shall have the meaning given such term in Section 8-102(a)(14) of the UCC.

“Security Entitlement” shall have the meaning given such term in Section 8-102(a)(17) of the UCC.

“Stock” shall mean all of the issued and outstanding shares of stock at any time owned by any Pledgor in any corporation.

“Termination Date” has the meaning specified in Section 18(a) hereof.

“Transmitting Utility” has the meaning given such term in Section 9-102(a)(80) of the UCC.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if by mandatory provisions of law, any or all of the perfection or priority of the Administrative Agent’s and the Secured Parties’ security interests in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect on the date hereof in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

“Uncertificated Security” shall have the meaning given such term in Section 8-102(a)(18) of the UCC.

3.                                      PLEDGE OF SECURITIES, ETC.

3.1          Collateral.  For the purposes of this Agreement, the term “Collateral” shall mean each Pledgor’s right, title and interest in and to the following, whether now existing or hereafter from time to time acquired:

(i)            all shares of stock and all limited liability company interests in the issuers set forth on Schedule 3.1(i) hereto and all certificates evidencing such stock and/or interests (the “Scheduled Interests”);

(ii)           to the extent not described in Section 3.1(i), the Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities (and all certificates or instruments evidencing such Securities); and

(iii)          all Proceeds of any and all of the foregoing;

provided that, notwithstanding the foregoing, “Collateral” shall not include any (x) shares of stock, partnership interests, limited liability company interests and/or membership interests in an Excluded Entity or (y) more than 65% of the total voting power of all classes of stock, all partnership interests, all limited liability company interests and/or membership interests, as applicable, of any Foreign Issuer (the foregoing items so excluded under clauses (x) and (y), the “Excluded Interests”); provided, further, that notwithstanding the preceding proviso, the Scheduled Interests shall constitute Collateral.

3.2          Pledge.  As security for the payment and performance in full of the Obligations, each Pledgor does hereby grant, pledge, hypothecate, mortgage, charge and assign to the Administrative Agent, for the benefit of the Secured Parties, and does hereby create a continuing security interest in favor of the Administrative Agent for the benefit of the Secured Parties in all of its right, title and interest in and to the Collateral, whether now existing or hereafter from time to time acquired.

3.3          Procedures.  To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by such Pledgor) be pledged pursuant to Section 3.2 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) forthwith take the following actions as set forth below:

(i)            with respect to a Certificated Security constituting Collateral (other than a Certificated Security representing a Security in any person who is not a Subsidiary and other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall physically deliver such Certificated Security to the Administrative Agent, endorsed to the Administrative Agent or endorsed in blank;

(ii)           with respect to an Uncertificated Security constituting Collateral (other than an Uncertificated Security representing a Security in any person who is not a Subsidiary other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall cause the issuer of such Uncertificated Security to duly authorize, execute, and deliver to the Administrative Agent, an agreement for the benefit of the Administrative Agent and the other Secured Parties substantially in the form of Exhibit A hereto (appropriately completed to the satisfaction of the Administrative Agent and with such modifications, if any, as shall be satisfactory to the Administrative Agent) pursuant to which such issuer agrees to comply with any and all instructions originated by the Administrative Agent without further consent by the registered owner;

(iii)          with respect to any Collateral consisting of a Partnership Interest or a Membership Interest (other than a Partnership Interest or a Membership Interest representing a Security in any person who is not a Subsidiary and other than a Partnership Interest or Membership Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Partnership Interest or Membership Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.3(i) hereof; and (2) if such Partnership Interest or Membership Interest constitutes an Uncertificated Security, the procedure set forth in Section 3.3(ii) hereof; and

(iv)          upon the Administrative Agent’s reasonable request, each Pledgor shall from time to time cause appropriate financing statements (on appropriate forms) under the UCC, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Administrative Agent), to be filed in the relevant filing offices so that at all times the Administrative Agent’s security interest in all Collateral which can be perfected by the filing of such financing statements is so perfected. Any such financing statement may indicate the collateral as “all assets of the debtor, whether now owned or existing or hereafter acquired or arising”, “all personal property of the debtor, whether now owned or existing or hereafter acquired or arising”, or words of similar effect and/or meaning.

3.4          Subsequently Acquired Collateral.  If any Pledgor shall acquire (by purchase, Dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Pledgor will forthwith thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.3 hereof, and will deliver to the Administrative Agent all information and other items required to be provided under Section 6.12 of the Credit Agreement with respect thereto within the time periods specified therein.  No Pledgor shall be required at any time to pledge hereunder any Excluded Interests.

3.5          Certain Representations and Warranties Concerning the Collateral.  Each Pledgor represents and warrants that on the date hereof:  (a) each Subsidiary of such Pledgor whose Equity Interest is required to be pledged hereunder, and the direct ownership thereof, is listed on Schedule 3.1(i) hereto; (b) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Schedule 3.5(b) hereto; (c) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as set forth in Schedule 3.5(b) hereto; (d) such Pledgor is the holder of record and sole beneficial owner of the Stock held by such Pledgor and there exists no options or preemption rights in respect of any of the Stock; (f) the Partnership Interests and Membership Interests, as the case may be, held by such Pledgor constitute that percentage of the entire interest of the respective Pledged Partnership or Pledged LLC, as the case may be, as is set forth under its name on Schedule 3.5(f) hereto; (g) on the date hereof, such Pledgor owns or possesses no other Securities except as described on Schedules 3.1(i), 3.5(b) and 3.5(f) hereto; and (h) the Pledgor has complied with the respective procedure set forth in Section 3.3 hereof with respect to each item of Collateral described in Schedules 3.5(b) and 3.5(f) hereto.

4.                                      APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.  The Administrative Agent shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Administrative Agent) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Administrative Agent or any nominee or nominees of the Administrative Agent or a sub-agent appointed by the Administrative Agent.

5.                                      VOTING, ETC., WHILE NO EVENT OF DEFAULT.  Unless and until there shall have occurred and be continuing an Event of Default, and the Administrative Agent has given such Pledgor five (5) Business Days prior written notice of its intent to exercise such rights (subject to Section 28), each Pledgor shall be entitled to exercise all voting rights attaching to any and all Pledged Securities owned by it, and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of any Secured Debt Agreements (as defined in the Security Agreement), or which would have the effect of materially impairing the value of the Collateral or any part thereof or the security interest of the Administrative Agent therein.  All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease upon the occurrence and during the continuance of an Event of Default, and the giving of five (5) Business Days prior written notice to such Pledgor by the Administrative Agent of its intent to exercise such rights (subject to Section 28), whereupon Section 7 hereof shall become applicable.

6.                                     DIVIDENDS AND OTHER DISTRIBUTIONS.  Unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent has given such Pledgor three (3) Business Days prior written notice of its intent to exercise such rights, all cash Dividends, distributions or other amounts payable in respect of the Pledged Securities shall be paid to the respective Pledgor, provided that all Dividends, distributions or other amounts payable in respect of the Pledged Securities which represent in whole or in part an extraordinary, liquidating or other distribution in return of capital not permitted by the Credit Agreement shall be paid, to the extent representing an extraordinary, liquidating or other distribution in return of capital not permitted by the Credit Agreement, to the Administrative Agent and retained by it as part of the Collateral (unless such cash Dividends or distributions are applied to repay the Obligations pursuant to Section 9 of this Agreement).  The Administrative Agent shall also be entitled to receive directly, and to retain as part of the Collateral:

(i)            all other or additional stock, limited liability company interests, membership interests, partnership interests or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Collateral;

(ii)           all other or additional stock, limited liability company interests, membership interests, partnership interests or other securities or property (including cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(iii)          all other or additional stock, limited liability company interests, membership interests, partnership interests or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization (other than the Net Cash Proceeds from any Disposition applied to repay Loans and/or reinvested in accordance with the relevant provisions of the Credit Agreement).

Nothing contained in this Section 6 shall limit or restrict in any way the Administrative Agent’s right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement.  All Dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement).

7.                                      REMEDIES IN CASE OF AN EVENT OF DEFAULT.  Subject, in each case, to Section 28, if an Event of Default shall have occurred and be continuing, the Administrative Agent (acting at the direction of the Required Lenders in accordance with Section 8.02(c) of the Credit Agreement) shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured creditor upon default under the UCC, and the Administrative Agent (acting at the direction of the Required Lenders in accordance with Section 8.02(c) of the Credit Agreement) shall be entitled, without limitation, to exercise any or all of the following rights:

(a)                                 to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor,

(b)                                 to transfer all or any part of the Collateral into the Administrative Agent’s name or the name of its nominee or nominees;

(c)                                  upon three (3) Business Days prior written notice to the applicable Pledgor, to vote all or any part of the Collateral (whether or not transferred into the name of the Administrative Agent) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Administrative Agent the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

(d)                                 to set off any and all Collateral against any and all Obligations;

(e)                                  at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor to the extent permitted by law), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Administrative Agent in its absolute discretion may determine, provided that at least 10 days’ notice of the time and place of any such sale shall be given to such Pledgor.  The Administrative Agent shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given.  Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases to the full extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted.  At any such sale, unless prohibited by applicable law, the Administrative Agent on behalf of all Secured Parties (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption.  Neither the Administrative Agent nor any Secured Party shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

8.                                      REMEDIES, ETC., CUMULATIVE.  Each right, power and remedy of the Administrative Agent provided for in this Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy.  The exercise or beginning of the exercise by the Administrative Agent of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Administrative Agent of all such other rights, powers or remedies, and no failure or delay on the part of the Administrative Agent to exercise any such right, power or remedy shall operate as a waiver thereof.  Unless otherwise required by the Loan Documents, no notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Administrative Agent to any other further action in any circumstances without demand or notice.

This Agreement may be enforced only by the action of the Administrative Agent acting in accordance with Sections 8.02(c) and 10.03 of the Credit Agreement and no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby.

9.                                      APPLICATION OF PROCEEDS.  (a) All moneys collected by the Administrative Agent upon any sale or other disposition of the Collateral, together with all other moneys received by the Administrative Agent hereunder, shall be applied in accordance with Section 8.03 of the Credit Agreement.  It is understood that each Pledgor shall remain jointly and severally liable to the extent of any deficiency between (x) the amount of the Obligations for which it is liable directly or as a Pledgor that are satisfied with proceeds of the Collateral and (y) the aggregate outstanding amount of the Obligations.

10.                               PURCHASERS OF COLLATERAL.  Upon any sale of the Collateral by the Administrative Agent hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the purchase price therefor by the Administrative Agent shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or be answerable in any way for the misapplication or nonapplication thereof.

11.                               INDEMNITY.  Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Administrative Agent and the other Secured Parties (collectively, the “Indemnitees”) from and against any and all claims, losses, damages, liabilities and related expenses of whatsoever kind or nature including the fees, charges and disbursements of one counsel together with one local counsel, if necessary, in each relevant jurisdiction and, if necessary, one regulatory counsel (and one additional counsel if an actual or potential conflict of interest exists among the Indemnitees) and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, including reasonable attorneys’ fees (including the fees, charges and disbursements of one counsel together with one local counsel, if necessary, in each relevant jurisdiction and if necessary, one regulatory counsel (and one additional counsel if an actual or potential conflict of interest exists among the Indemnitees)), arising in connection with any amendment, waiver or modification to this Agreement and the administration thereof and the Administrative Agent for all out-of-pocket costs and expenses (including attorney’s fees) arising out of or resulting from the exercise by the Administrative Agent of any right or remedy granted to it hereunder or under any other Secured Debt Agreement; provided, with respect to clause (i) above, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by any Pledgor against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Pledgor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.  If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

12.                               FURTHER ASSURANCES; POWER OF ATTORNEY.  (a) Each Pledgor agrees that it will join with the Administrative Agent in executing and, at such Pledgor’s own expense, file and refile under the UCC such financing statements, continuation statements and other documents in such offices as the Administrative Agent may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Administrative Agent’s security interest in the Collateral hereunder and hereby authorizes the Administrative Agent to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Administrative Agent such additional conveyances, assignments, agreements and instruments as the Administrative Agent may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Administrative Agent its rights, powers and remedies hereunder or thereunder.

(b) Each Pledgor hereby appoints the Administrative Agent, such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Administrative Agent’s reasonable discretion to take any action and to execute any instrument which the Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

13.                               THE ADMINISTRATIVE AGENT AS COLLATERAL AGENT.  The Administrative Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement.  It is expressly understood and agreed that the obligations of the Administrative Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement.  The Administrative Agent shall act hereunder on the terms and conditions set forth herein and in Article IX of the Credit Agreement.  If any Pledgor fails to perform or comply with any of its agreements contained in this Agreement and the Administrative Agent, as provided for by the terms of this Agreement or any other Loan Document, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Base Rate Loans, shall be payable by such Pledgor to the Administrative Agent on demand and shall constitute Obligations secured by the Collateral.

14.                                 INTERCREDITOR AGREEMENT.  Notwithstanding any provision to the contrary contained herein, all terms and provisions of this Agreement are subject to the terms of the Intercreditor Agreement.  In the event of any conflict between the terms of this Agreement and the Intercreditor Agreement, the terms of the Intercreditor Agreement shall govern.

15.                                 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.  Each Pledgor represents, warrants and covenants that:

(i)            this Agreement constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(ii)           all the shares of Stock constituting Collateral have been duly and validly issued, are fully paid and non-assessable and are subject to no options to purchase or similar rights;

(iii)          upon the delivery of the Certificated Securities constituting Collateral (other than those not required to be delivered pursuant to Section 3.3(i) hereof) to and continued possession by the Administrative Agent in the State of New York, the Administrative Agent, for the benefit of the Secured Parties, will have a legal, valid and perfected first priority Lien (subject to the Intercreditor Agreement) upon and security interest in the Certificated Securities constituting Collateral (other than those not required to be delivered pursuant to Section 3.3(i) hereof) as security for the payment and performance of the Obligations, subject to no other Lien (other than Liens permitted by Section 7.01 of the Credit Agreement);

(iv)          the Partnership Interests and the Membership Interests in any person who is a Subsidiary pledged by it pursuant to this Agreement have been validly acquired and are fully paid for and are duly and validly pledged hereunder;

(v)           the pledge and assignment of the Partnership Interests and the Membership Interests pursuant to this Agreement, together with the relevant filings, consents or recordings (which filings, consents and recordings have been made, obtained or delivered to the Administrative Agent for filing), create a valid security interest and, upon filing of the applicable UCC financing statement, will constitute a perfected and continuing first priority (subject to the Intercreditor Agreement) security interest in such Partnership Interests and Membership Interests and the proceeds thereof, subject to no other Lien (other than Liens permitted by Section 7.01 of the Credit Agreement);

(vi)          other than financing statements pursuant to Liens permitted under Section 7.01 of the Credit Agreement, there are no currently effective financing statements under the UCC covering any property which is now or hereafter may be included in the Collateral;

(vii)         it shall give the Administrative Agent prompt notice of any written claim which may adversely affect the Administrative Agent’s interest in the Collateral and shall deliver to the Administrative Agent a copy of each other demand, notice or document received by it which may adversely affect the Administrative Agent’s interest in the Collateral promptly upon, but in any event within 10 days after, such Pledgor’ s receipt thereof;

(viii)        it shall not withdraw as a partner of any Pledged Partnership or member of any Pledged LLC, or file or pursue or take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledged Partnership or Pledged LLC or seek a partition of any property of any Pledged Partnership or Pledged LLC, except as permitted by the Credit Agreement;

(ix)           as of the date hereof, all of the Pledged Partnership Interests and Pledged Membership Interests owned by it (other than the Membership Interests of Northern New England Telephone Operations, LLC and FairPoint Business Services LLC) are uncertificated and each Pledgor covenants and agrees that it will not approve any action by any Pledged Partnership or Pledged LLC to convert such uncertificated interests into certificated interests, unless it complies with Section 3.3 with respect to such Certificated Interests; and

(x)            “control” (as defined in Section 8-106 of the UCC) has been obtained by the Administrative Agent over all of such Pledgor’s Collateral consisting of Pledged Securities (excluding, for the avoidance of doubt, Security Entitlements and Collateral constituting Pledged Securities not required to be delivered to the Administrative Agent pursuant to Section 3.3(i) hereof) with respect to which such “control” may be obtained pursuant to Section 8-106 of the UCC, except to the extent that the obligation of the applicable Pledgor to provide the Administrative Agent with “control” of such Collateral has not yet arisen under this Agreement.

16.                                 PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC.  The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

(i)            any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any of the Secured Debt Agreements, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

(ii)           any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement;

(iii)          any furnishing of any additional security to the Administrative Agent or its assignee or any acceptance thereof or any release of any security by the Administrative Agent or its assignee;

(iv)          any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

(v)           any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

17.           REGISTRATION, ETC.

(a)           If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral that are Pledged Securities pursuant to Section 7, each Pledgor agrees that, upon request of the Administrative Agent, each Pledgor will, at its own expense do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law; provided that no Pledgor shall be required pursuant to this Section 17(a) to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended, or qualify such Collateral under the state securities or “Blue Sky” laws.

(b)           If at any time when the Administrative Agent shall (acting in accordance with Section 8.02(c) of the Credit Agreement) determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7, and such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Administrative Agent (acting in accordance with Section 8.02(c) of the Credit Agreement) may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Administrative Agent may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Administrative Agent, in its sole and absolute discretion (acting in accordance with Section 8.02(c) of the Credit Agreement), (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof.  In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

18.                                 TERMINATION; RELEASE.

(a)                                  Upon the Termination Date (as defined below), this Agreement shall automatically terminate (provided that all indemnities set forth herein and the other Secured Debt Agreements including, without limitation, in Section 11 hereof shall survive any such termination) and the Administrative Agent, at the expense of the Pledgors, will, if requested by the Pledgors, execute and deliver to the Pledgors a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement as provided above, and will duly assign, transfer and deliver to the Pledgors (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Administrative Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Administrative Agent hereunder and, with respect to any Collateral consisting of an Uncertificated Security, a Partnership Interest or a Membership Interest (other than an Uncertificated Security, Partnership Interest or Membership Interest credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.3(ii) or by the respective partnership or limited liability company pursuant to Section 3.3(iii)(2).  As used in this Agreement, “Termination Date” shall mean the date upon which the Termination Conditions have been satisfied and the Obligations have been paid in full in cash (or for which collateralization or other arrangements satisfactory to the Hedge Bank party thereto have been made) with respect to any Secured Hedge Agreement then due and payable (or would become due and payable as a result of such release).

(b)                                 In the event that any part of the Collateral is released from the Lien granted hereunder pursuant to Section 10.20 of the Credit Agreement, the Administrative Agent, at the request and expense of the respective Pledgor, will release such Collateral from this Agreement, duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, disposed of or released and as may be in possession of the Administrative Agent and has not theretofore been released pursuant to this Agreement.

(c)                                  The Administrative Agent shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it in accordance with (or which the Administrative Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) this Section 18.

19.                                 NOTICES.  All notices and other communications hereunder shall be given in accordance with Section 10.02 of the Credit Agreement.

20.                                 WAIVER; AMENDMENT.  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Administrative Agent (with the consent of the Required Lenders or, to the extent required by Section 10.01 of the Credit Agreement, all of the Lenders) and each Pledgor affected thereby, other than pursuant to Section 25.

21.                                 ADMINISTRATIVE AGENT NOT BOUND.  (a) Nothing herein shall be construed to make the Administrative Agent or any other Secured Party liable as a general partner or limited partner of any Pledged Partnership or as a member of any Pledged LLC, and neither the Administrative Agent nor any Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or of a member of any Pledged LLC.  The parties hereto expressly agree that, unless the Administrative Agent shall become the absolute owner of a Partnership Interest or a Membership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture or membership agreement among the Administrative Agent, any other Secured Party and/or a Pledgor.

(a)                                  Except as provided in the last sentence of paragraph (a) of this Section 21, the Administrative Agent, by accepting this Agreement, does not intend to become a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC or otherwise be deemed to be a co-venturer with respect to any Pledgor or any Pledged Partnership or a member of any Pledged LLC either before or after an Event of Default shall have occurred.  The Administrative Agent shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or of a member of any Pledged LLC or of a Pledgor.

(b)                                 The Administrative Agent shall not be obligated to perform or discharge any obligation of a Pledgor as a result of the collateral assignment hereby effected.

(c)                                  The acceptance by the Administrative Agent of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Administrative Agent to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

22.                                 BINDING EFFECT; SUCCESSORS AND ASSIGNS.  This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 18, (ii) be binding upon each Pledgor, its successors and assigns; provided that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent, and (iii) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the other Secured Parties and their respective successors, transferees and assigns.

23.                                 GOVERNING LAW, ETC.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT, PURSUANT TO MANDATORY PROVISIONS OF LAW, THE PERFECTION, THE EFFECT OF PERFECTION OR NONPERFECTION OR THE PRIORITY OF ANY SECURITY INTEREST GRANTED HEREUNDER MAY BE DETERMINED IN ACCORDANCE WITH THE LAWS OF A DIFFERENT JURISDICTION.  EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR

EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY SECURED PARTY, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THE IMMEDIATELY PRECEDING PARAGRAPH. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

EACH PLEDGOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

24.                                 WAIVER OF JURY TRIAL; FINAL AGREEMENT.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY

(WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

25.                                 ADDITIONAL PLEDGORS.  It is understood and agreed that any Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to the Credit Agreement shall become a Pledgor hereunder by executing a joinder agreement, in the form attached hereto as Exhibit B.

26.                                 COUNTERPARTS.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

27.                                 LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY);  JURISDICTION OF ORGANIZATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC.  No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements if (i) it shall have given to the Administrative Agent not less than ten (10) days’ prior written notice of each change to its legal name, its type of organization, whether or not it is a Registered Organization, its jurisdiction of organization, its organizational identification number (if any), and whether or not it is a Transmitting Utility, and (ii) in connection with the respective change or changes, it shall have taken all action reasonably deemed necessary by the Administrative Agent to maintain the security interests of the Administrative Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

28.                                 LIMITATION ON THE EXERCISE OF REMEDIES.  The Administrative Agent acknowledges that (i) certain of the Collateral consists of Securities issued by Persons subject to regulation by the FCC and/or an applicable PUC (the “Regulated Securities Collateral”) and (ii) to the extent (and only to the extent) that applicable law requires that Administrative Agent first obtain the consent of the FCC and/or any applicable PUC prior to exercising any of the remedies set forth herein, including, without limitation, Sections 5 and 7 hereof, regarding any of the Regulated Securities Collateral, the

Administrative Agent agrees that it will obtain such consent prior to effecting such remedies.

29.                                 SEVERABILITY.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

30.                                 HEADINGS DESCRIPTIVE.  The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

31.                                 CONFLICT.  Notwithstanding anything to the contrary set forth herein, this Agreement, the security interests created hereby and the rights and remedies of the Administrative Agent hereunder are subject to the terms and provisions of the Credit Agreement, including, without limitation, Sections 8.02, 8.03, 9.06 and 10.03 thereof.  In the event of any inconsistency between the provisions of this Agreement and the Credit Agreement, the provisions of the Credit Agreement shall supersede and control the provisions of this Agreement.

IN WITNESS WHEREOF, each Pledgor and the Administrative Agent have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

c/o FAIRPOINT COMMUNICATIONS, INC. 521 East Morehead Street Charlotte, NC 28202 Attention: General Counsel

BERKSHIRE CELLULAR, INC.
COMERCO, INC.
C-R COMMUNICATIONS, INC.
FAIRPOINT COMMUNICATIONS, INC.
MJD SERVICES CORP.
MJD VENTURES, INC.
RAVENSWOOD COMMUNICATIONS, INC.
S T ENTERPRISES, LTD.
UNITE COMMUNICATIONS SYSTEMS, INC.
UTILITIES, INC.

each as a Pledgor

	By:	/s/ Ajay Sabherwal
Name: Ajay Sabherwal
		Title:	Executive Vice President and Chief Financial
Officer

Accepted and Agreed to:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ Reagan C. Philipp
Name: Reagan Philipp
Title: Authorized Signatory

[Signature Page to Pledge Agreement]

EXHIBIT A

Form of Agreement Regarding Uncertificated Securities

AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of [                 , 20    ], among the undersigned pledgor (the “Pledgor”), MORGAN STANLEY SENIOR FUNDING, INC., not in its individual capacity but solely as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and [ ], as the issuer of the Uncertificated Securities, Membership Interests and/or Partnership Interests (each as defined below) (the “Issuer”).

W I T N E S S E T H:

WHEREAS, the Pledgor, certain of its affiliates and the Administrative Agent have entered into a Pledge Agreement, dated as of February 14, 2013 (as amended, modified, restated and/or supplemented from time to time, the “Pledge Agreement”; capitalized terms used but not defined herein shall have the meaning ascribed to them in the Pledge Agreement), under which, among other things, in order to secure the payment of the Obligations, the Pledgor has pledged or will pledge to the Administrative Agent for the benefit of the Secured Parties, and grant a security interest in favor of the Administrative Agent for the benefit of the Secured Parties in, all of the right, title and interest of the Pledgor in and to any and all Uncertificated Securities, from time to time by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such Uncertificated Securities being herein collectively called the “Issuer Pledged Interests”); and

WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Administrative Agent under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Administrative Agent control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Administrative Agent (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, following its receipt of a notice from the Administrative Agent stating that the Administrative Agent is exercising exclusive control of the Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Administrative Agent (and its successors and assigns) or a court of competent jurisdiction.

2.             The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Administrative Agent or Liens permitted under Section 7.01(c) of the Credit Agreement) has been received by it, and (ii) the security interest of the Administrative Agent in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

3.             The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Administrative Agent, for the benefit of the Secured Parties, does not violate the charter, by-laws, partnership agreement, membership agreement or any other formation or organizational agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests consisting of capital stock of a corporation are fully paid and nonassessable.

4.             All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Administrative Agent at the following address:

[  ]

[  ]

Attention:  [  ]

Telephone No.:  [  ]

Telecopier No.:  [  ]

5.             Following its receipt of a notice from the Administrative Agent stating that the Administrative Agent is exercising exclusive control of the Issuer Pledged Interests and until the Administrative Agent shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Administrative Agent only by wire transfers to such account as the Administrative Agent shall instruct.

6.             Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telecopy, other electronic transmission, or overnight courier service, and all such notices and communications shall, when mailed, sent by facsimile, sent by other electronic transmission or sent by overnight courier, be effective when deposited in the mails or delivered to overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Administrative Agent or the Issuer shall not be effective until received.  All notices and other communications shall be in writing and addressed as follows:

(a)           if to the Pledgor, at:

Attention:

Telephone No.:

Fax No.:

(b)           if to the Administrative Agent, at the address given in Section 4 hereof;

(c)           if to the Issuer, at:

Attention:

Telephone No.:

Fax No.:

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

7.             This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Administrative Agent and its successors and assigns.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Administrative Agent, the Issuer and the Pledgor.

8.             THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Pledgor, the Administrative Agent and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[ ],
as Pledgor

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC.,
not in its individual capacity but solely
as Administrative Agent

By:
Name:
Title:

[ ],
as the Issuer

By:
Name:
Title:

EXHIBIT B

Form of Joinder to Pledge Agreement

JOINDER NO.        dated as of [                               ] (this “Joinder”), to the Pledge Agreement (the “Pledge Agreement”) dated as of February 14, 2013 (as amended, modified, restated and/or supplemented from time to time, the “Pledge Agreement”), made by FAIRPOINT COMMUNICATIONS, INC., a Delaware corporation (the “Borrower”) and the other Subsidiaries of the Borrower party thereto (together with the Borrower, each a “Pledgor” and collectively, the “Pledgors”) in favor of MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent (in such capacity, together with any successors and assigns in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties.

A.            Reference is made to (a) the Credit Agreement dated as of February 14, 2013 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto and the Administrative Agent and (b) the Pledge Agreement.

B.            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

C.            [NAME OF PLEDGOR] has [formed][acquired]       , a       [type of entity] (the “New Pledgor”).

D.            Pursuant to the terms and provisions of Section 6.12 of the Credit Agreement, the New Pledgor is required to become a party to the Pledge Agreement and to pledge and grant a Lien in all of its Collateral to the Administrative Agent, for the benefit of the Secured Parties.  The New Pledgor is executing this Joinder in accordance with the requirements of the Credit Agreement and Section 25 of the Pledge Agreement to become a party to the Pledge Agreement.

Accordingly, the New Pledgor hereby agrees as follows:

SECTION 1.         The New Pledgor is hereby added as a party to the Pledge Agreement and hereby agrees to be bound as a “Pledgor” by all of the terms, covenants and provisions set forth in the Pledge Agreement to the same extent that it would have been bound if it had been a signatory to the Pledge Agreement on the date of the Pledge Agreement.

Without limiting the generality of first paragraph of this SECTION 1, as security for the payment and performance in full of the Obligations, the New Pledgor does hereby grant, pledge, hypothecate, mortgage, charge and assign to the Administrative Agent, for the benefit of the Secured Parties, in all of its right, title and interest in and to the Collateral, whether now existing or hereafter from time to time acquired.

The New Pledgor hereby makes each of the representations and warranties applicable to a “Pledgor” contained in the Pledge Agreement.

SECTION 2.         Annexed hereto are supplements to each of Schedules 3.1(i), 3.5(b) and 3.5(f) to the Pledge Agreement with respect to the New Pledgor.  Such supplements shall be deemed to be part of the Pledge Agreement.  The New Pledgor hereby represents and warrants that, as of the date hereof, all information set forth in the supplements annexed hereto is true and correct.

SECTION 3.         The New Pledgor hereby represents and warrants to the Administrative Agent and the other Secured Parties that this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally and by general principles of equity.

SECTION 4.         This Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 5.         Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect in accordance with the terms thereof.

SECTION 6.         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, except to the extent that, pursuant to mandatory provisions of law, the perfection, the effect of perfection or nonperfection or the priority of any security interest granted under the Pledge Agreement may be determined in accordance with the laws of a different jurisdiction.

SECTION 7.         All communications and notices to be provided to the New Pledgor hereunder or under the Pledge Agreement shall be given to the New Pledgor at the address set forth under its signature below.

IN WITNESS WHEREOF, the New Pledgor and the Administrative Agent have duly executed this Joinder as of the day and year first above written.

[NEW PLEDGOR]

By:
Name:
Title:

Address of New Pledgor:

[ ]

Accepted and Agreed to:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:
Name:
Title: